UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2012

Penn Treaty American Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14681	23-1664166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Legacy Drive, Suite 130 Frisco, TX 75034
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (469) 287-7044

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2012, by Penn Treaty American Corporation (the “Registrant”) on May 3, 2012 the Commonwealth Court of Pennsylvania (the “Commonwealth Court”) entered a comment on the docket report in the rehabilitation proceedings of the Registrant’s subsidiaries, Penn Treaty Network America Insurance Company (“PTNA”) and American Network Insurance Company (“ANIC”), stating that the Petitions for Liquidation, as amended, for PTNA and ANIC are denied for the reasons set forth in the Commonwealth Court’s opinion, which had not been released at that time.  On May 4, 2012, the Commonwealth Court released its opinion, which is posted on the Registrant’s website under Investor News.

On May 9, 2012, the Registrant issued a press release relating to the Commonwealth Court’s opinion.  The press release is filed as Exhibit 99. 1 to this Form 8-K.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

99.1	Press release issued on May 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN TREATY AMERICAN CORPORATION

May 11, 2012	By:	/s/ Eugene Woznicki
Eugene Woznicki
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued on May 9, 2012.